Intangible Assets, Net - Schedule of Amortization Expenses (Details) - USD ($)	Dec. 31, 2025	Jun. 30, 2025
Schedule of Amortization Expenses [Abstract]
2026	$ 181,217
2027	181,217
2028	181,217
2029	151,015
Total	$ 694,667	$ 1,802,667